SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   May 18, 2010

EFT BIOTECH HOLDINGS, INC.

 (Name of Small Business Issuer in its charter)

Nevada	0-27715	20-1211204
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

17800 Castleton St., Suite 300
City of Industry, CA  91748

 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (626) 581-3335

N/A

 (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

By means of an Independent Consulting Agreement, Angy C. Chin became the Company’s acting Principal Financial Officer on February 15, 2010.  The Independent Consulting Agreement was terminated by mutual agreement on May 18, 2010 and as a result Ms. Chin ceased acting as the Company’s acting Chief Financial Officer on that date.  On May 18, 2010 Jack Jie Qin was appointed as the Company’s Principal Financial Officer.  Jack Jie Qin is the Company’s President and a Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2010	EFT BIOTECH HOLDINGS, INC.

	By:	/s/ Jack Jie Qin
Jack Jie Qin, President